UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 20, 2007

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, N.E.

Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On December 20, 2007, the Audit Committee of the Board of Directors of Mueller Water Products, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The reports of PwC on the financial statements of the Company for the years ended September 30, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2006 and 2007, and through December 20, 2007, there were: (1) no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K except that, as disclosed in Item 4 of the Company’s quarterly reports for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006, management concluded that a material weakness in internal control over the preparation, review and presentation and disclosure of the Company’s consolidated financial statements existed because the Company lacked personnel with expertise in financial reporting and control procedures necessary for SEC registrants. During the fourth quarter of the Company’s fiscal year ended September 30, 2006, management remediated the material weakness.

The Company has provided PwC a copy of the above disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. Pursuant to our request, PwC has provided the letter attached hereto as Exhibit 16.1.

(b) On December 20, 2007, the Audit Committee of the Company appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008. During the two most recent fiscal years and the subsequent interim period preceding their appointment as registered independent public accountants, neither the Company nor anyone on its behalf consulted E&Y, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has E&Y provided to the Company a written report or oral advice regarding such principles or audit opinion.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP dated December 27, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2007	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Michael T. Vollkommer
Michael T. Vollkommer
Chief Financial Officer

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